UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): September 17, 2003

                                -----------------

                             Digital Recorders, Inc.

             ------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


         North Carolina                   1-13408                56-1362926
 (State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
         Incorporation)                                      Identification No.)

                5949 Sherry Lane, Suite 1050, Dallas, Texas 75225
               (Address of Principal Executive Offices) (Zip Code)

        Registrant's Telephone Number, Including Area Code (214) 378-8992



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Item 9.  Regulation FD Disclosure

On September 17, 2003, Digital Recorders, Inc. (the "Company") announced in a press release the Company's three-year Teaming Agreement with GE Transportation Systems Global Signaling, LLC (GETSGS) through General Electric's (GE) Advanced Communications division based in Hingham, Mass. A copy of the Company's press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference. This Form 8-K and the attached exhibit are provided under Item 9 of Form 8-K and are furnished to, but not filed with, the Securities and Exchange Commission.


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Signature(s)

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DIGITAL RECORDERS, INC.


Date: September 17, 2003                       By:    /s/ DAVID L. TURNEY
                                                      --------------------------
                                                      David L. Turney
                                                      Chairman, Chief Executive
                                                      Officer and President



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                                  Exhibit 99.1

                     Press Release Dated September 17, 2003